EIC VALUE FUND
Portfolio of Investments
January 31, 2026
(Unaudited)
	Number of Shares	Value
COMMON STOCKS — 93.3%
Basic Materials — 4.1%
Barrick Mining Corp.	114,990	$ 5,265,392
PPG Industries, Inc.	86,215	9,969,041
		15,234,433
Communications — 5.9%
AT&T, Inc.	295,700	7,750,297
Verizon Communications, Inc.	321,210	14,300,269
		22,050,566
Consumer, Cyclical — 8.2%
Dollar General Corp.	62,935	9,026,767
Genuine Parts Co.	52,775	7,335,197
Honda Motor Co. Ltd., SP ADR	151,830	4,605,004
Target Corp.	90,900	9,587,223
		30,554,191
Consumer, Non-cyclical — 32.2%
Baxter International, Inc.	395,825	7,944,208
Brown-Forman Corp., Class B	247,125	6,763,811
Diageo PLC, SP ADR	99,386	9,223,021
GSK PLC, SP ADR	286,602	14,788,663
Hershey Co. (The)	41,280	8,039,280
ICON PLC*	45,570	8,213,992
Ingredion, Inc.	58,085	6,859,838
Kenvue, Inc.	556,610	9,685,014
Magnum Ice Cream Co. NV (The)*	29,525	524,069
Medtronic PLC	97,725	10,061,766
PayPal Holdings, Inc.	197,455	10,403,904
Sanofi SA, ADR	165,005	7,761,835
Unilever PLC, SP ADR	131,222	8,970,336
Zimmer Biomet Holdings, Inc.	124,210	10,814,965
		120,054,702
Energy — 8.1%
Coterra Energy, Inc.	280,150	8,082,327
Shell PLC, ADR	66,625	5,132,124
TotalEnergies SE	159,375	11,538,750
Williams Cos., Inc. (The)	78,350	5,269,821
		30,023,022
Financial — 26.8%
AGNC Investment Corp., REIT	641,615	7,314,411
Charles Schwab Corp. (The)	52,410	5,446,447
Globe Life, Inc.	58,988	8,271,297
Hartford Insurance Group, Inc. (The)	39,075	5,277,470
Healthpeak Properties, Inc.	535,500	9,232,020
	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial — (Continued)
Jones Lang LaSalle, Inc.*	16,755	$ 5,996,782
NNN REIT, Inc.	107,425	4,476,400
PNC Financial Services Group, Inc. (The)	43,488	9,710,871
Travelers Cos., Inc. (The)	24,475	6,963,382
Truist Financial Corp.	159,792	8,216,505
US Bancorp	230,365	12,925,780
Wells Fargo & Co.	92,025	8,327,342
WP Carey, Inc., REIT	106,700	7,442,325
		99,601,032
Industrial — 5.7%
Oshkosh Corp.	56,500	8,125,830
United Parcel Service, Inc., Class B	122,205	12,980,615
		21,106,445
Utilities — 2.3%
National Fuel Gas Co.	103,200	8,643,000
TOTAL COMMON STOCKS (Cost $253,460,080)		347,267,391

SHORT-TERM INVESTMENT — 6.6%
Money Market Fund — 6.6%
Dreyfus Institutional Preferred Treasury Securities Money Market Fund, Hamilton Shares 3.58%(a)	24,457,133	24,457,133
TOTAL SHORT-TERM INVESTMENT (Cost $24,457,133)		24,457,133

TOTAL INVESTMENTS - 99.9% (Cost $277,917,213)		371,724,524
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		377,299
NET ASSETS - 100.0%		$372,101,823

*	Non-income producing.
(a)	Rate disclosed is the 7-day yield at January 31, 2026.
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depository Receipt

See accompanying Notes to the Quarterly Portfolio of Investments.

EIC VALUE FUND
Notes to the Quarterly Portfolio of Investments
January 31, 2026
(Unaudited)
A. Portfolio Valuation:
Portfolio Valuation – The EIC Value Fund’s (the “Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
The following is a summary of the inputs used, as of January 31, 2026, in valuing the Fund's investments carried at fair value:
	Total Value at 01/31/26	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stocks*	$347,267,391	$347,267,391	$—	$—
Short-Term Investments*	24,457,133	24,457,133	—	—
Total Assets	$371,724,524	$371,724,524	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

EIC VALUE FUND
Notes to the Quarterly Portfolio of Investments (Concluded)
January 31, 2026
(Unaudited)
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.
For the period ended January 31, 2026, there were no transfers in or out of Level 3.
For more information with regard to significant accounting policies, see the Fund’s most recent semi-annual or annual report filed with the Securities and Exchange Commission.
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